Exhibit 10.1

AMENDMENT TO SECURED TERM LOAN AGREEMENT AND

INCREASED FACILITY ACTIVATION NOTICE-INCREMENTAL TERM LOANS

To:Bank of Montreal, as Administrative Agent

under the Credit Agreement referred to below

Reference is made to the Secured Term Loan Agreement, dated as of December 30, 2014 (as amended, supplemented or modified from time to time, the “Credit Agreement”), by and among Resolute Energy Corporation, a Delaware corporation, as Borrower, certain Subsidiaries of the Borrower as guarantors, Bank of Montreal, as Administrative Agent, and the other agents and lenders which are or become parties thereto.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

This notice is an Increased Facility Activation Notice referred to in the Credit Agreement, and the Borrower and each Lender party hereto hereby notify you that:

1.Each Lender party hereto as a New Lender (each a “New Lender”) agrees to make an Incremental Term Loan in the amount set forth opposite such New Lender’s name on the signature pages hereof under the caption “Incremental Term Loan Amount”.

2.The Increased Facility Closing Date is May 18, 2015.

3.The aggregate principal amount of Incremental Term Loans contemplated hereby (the “May 2015 Incremental Term Loans”) is Fifty Million and 00/100 Dollars ($50,000,000.00).

4.The Incremental Term Loan of each New Lender party hereto shall mature and be repaid on the dates and in the amounts set forth in Section 3.01(a) of the Credit Agreement commencing on June 30, 2015.

5.The Applicable Margin for the May 2015 Incremental Term Loans contemplated hereby is 10.0% per annum in the case of Eurodollar Loans and 9.0% per annum in the case of ABR Loans.

6.The agreement of each New Lender party hereto to make an Incremental Term Loan on the Increased Facility Closing Date is subject to the satisfaction of the conditions precedent set forth in Section 2.07(c) of the Credit Agreement; provided however, that, each Lender under the Credit Agreement hereby waives the condition set forth in Section 2.07(c)(ix) of the Credit Agreement.

7.With respect to the May 2015 Incremental Term Loans made in connection with this notice, the provisions of Section 3.04(d) of the Credit Agreement shall apply; provided however, that references to the “Effective Date” contained therein shall be deemed to refer to the effective date of this Increased Facility Activation Notice.

8.The last sentence of Section 3.04(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“MOIC shall be calculated based on (A) with respect to Initial Term Loans, (i) the sum of all fees, original issue discount, interest, premiums, principal and other payments received in cash by the Lenders in respect of the Indebtedness under the Initial Term Loans since the Effective Date (excluding, for the avoidance of doubt, any reimbursement of out of pocket costs or expenses and any indemnification payments made to the Lenders not in respect of the Indebtedness), as the numerator and (ii) the

Signature Page to Activation Notice

highest principal amount of Initial Term Loans at any time outstanding as denominator; and (B) with respect to any issuance of Incremental Term Loans, (i) the sum of all fees, original issue discount, interest, premiums, principal and other payments received in cash by the Lenders in respect of the Indebtedness under such Incremental Term Loans since the date of funding of such Incremental Term Loans (excluding, for the avoidance of doubt, any reimbursement of out of pocket costs or expenses and any indemnification payments made to the Lenders not in respect of the Indebtedness), as the numerator and (ii) the highest principal amount of such issuance of Incremental Term Loans at any time outstanding as denominator.”

9.The Borrower and each Guarantor hereby (a) acknowledges the terms of this notice; and (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby.

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BORROWER:	RESOLUTE ENERGY CORPORATION

	By:	/s/ James M. Piccone
James M. Piccone
President

GUARANTORS:		HICKS ACQUISITION COMPANY I, INC.

RESOLUTE ANETH, LLC

RESOLUTE WYOMING, INC

RESOLUTE NATURAL RESOURCES COMPANY, LLC

BWNR, LLC

WYNR, LLC

RESOLUTE NORTHERN ROCKIES, LLC

RESOLUTE NATURAL RESOURCES SOUTHWEST, LLC

	By:	/s/ James M. Piccone
James M. Piccone
President

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Incremental Term Loan Amount	LENDERS:

$1,549,693.37	RELIANCE STANDARD LIFE INSURANCE COMPANY, as a Lender and as a New Lender By: Highbridge Principal Strategies, LLC, its investment manager

	By:	/s/ Don Dimitrievich
Don Dimitrievich
Managing Director

$1,033,128.91	SAFETY NATIONAL CASUALTY CORPORATION, as a Lender and as a New Lender By: Highbridge Principal Strategies, LLC, its investment manager

	By:	/s/ Don Dimitrievich
Don Dimitrievich
Managing Director

$12,950,792.38	HIGHBRIDGE specialty loan SECTOR A INVESTMENT FUND, L.P., as a Lender and as a New Lender By: Highbridge Principal Strategies, LLC, as Trading Manager

	By:	/s/ Don Dimitrievich
Don Dimitrievich
Managing Director

$9,289,861.46	HIGHBRIDGE Principal Strategies - Specialty Loan Fund III, L.P., as a Lender and as a New Lender By: Highbridge Principal Strategies, LLC, as Trading Manager

By:	/s/ Don Dimitrievich
Don Dimitrievich
Managing Director

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$13,333,333.34	HIGHBRIDGE AIGUILLES ROUGES SECTOR A INVESTMENT FUND, L.P., as a Lender and as a New Lender By: Highbridge Principal Strategies, LLC, as manager

	By:	/s/ Don Dimitrievich
Don Dimitrievich
Managing Director

$4,304,703.81	HIGHBRIDGE specialty loan institutional holdings LIMITED, as a Lender and as a New Lender By: Highbridge Principal Strategies, LLC, its investment manager

	By:	/s/ Don Dimitrievich
Don Dimitrievich
Managing Director

$2,662,703.39	HIGHBRIDGE Principal Strategies – Specialty Loan institutional FUND III, L.P., as a Lender and as a New Lender By: Highbridge Principal Strategies, LLC, its Manager

	By:	/s/ Don Dimitrievich
Don Dimitrievich
Managing Director

$1,375,783.34	HIGHBRIDGE Principal strategies - ndt Senior loan FUND, L.P., as a Lender and as a New Lender By: Highbridge Principal Strategies, LLC, its manager

	By:	/s/ Don Dimitrievich
Don Dimitrievich
Managing Director

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$3,500,000.00	HIGHBRIDGE Principal strategies - jade real assets FUND, L.P., as a Lender and as a New Lender By: Highbridge Principal Strategies, LLC, its manager

	By:	/s/ Don Dimitrievich
Don Dimitrievich
Managing Director

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CONSENTED TO:

BANK OF MONTREAL, as Administrative Agent

By:	/s/ Thomas Dale
Thomas Dale
Managing Director

Signature Page to Activation Notice